American Century Investments®
Quarterly Portfolio Holdings
One Choice® Portfolio: Very Conservative
October 31, 2025

One Choice Portfolio: Very Conservative - Schedule of Investments
OCTOBER 31, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 58.8%
Diversified Bond Fund Investor Class	8,180,783	76,081,277
High Income Fund Investor Class	423,499	3,718,319
Inflation-Adjusted Bond Fund Investor Class	3,718,658	40,347,442
Short Duration Fund Investor Class	4,840,867	47,779,362
Short Duration Inflation Protection Bond Fund Investor Class	4,464,588	47,592,509
		215,518,909
Domestic Equity Funds — 24.9%
Focused Large Cap Value Fund Investor Class	2,055,297	22,731,584
Growth Fund Investor Class	160,357	11,003,705
Heritage Fund Investor Class	311,296	8,205,761
Large Cap Equity Fund Investor Class	372,321	21,966,914
Mid Cap Value Fund Investor Class	718,889	11,732,264
Real Estate Fund Investor Class	276,080	7,225,023
Select Fund Investor Class	19,760	2,853,570
Small Cap Dividend Fund Investor Class	271,250	2,669,097
Small Cap Growth Fund Investor Class	117,926	2,759,467
		91,147,385
International Fixed Income Funds — 16.3%
Emerging Markets Debt Fund Investor Class	787,515	7,457,766
Global Bond Fund Investor Class	5,916,088	52,357,383
		59,815,149
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $331,330,074)		366,481,443
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$366,481,443

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of underlying American Century Investments funds. The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments in the underlying funds are valued at their reported NAV.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Diversified Bond Fund	$76,886	$843	$3,473	$1,825	$76,081	8,181	$(399)	$843
High Income Fund	3,937	62	311	30	3,718	423	(4)	62
Inflation-Adjusted Bond Fund	40,730	—	1,456	1,073	40,347	3,719	(121)	—
Short Duration Fund	48,249	698	1,436	268	47,779	4,841	(72)	547
Short Duration Inflation Protection Bond Fund	47,987	149	1,100	557	47,593	4,465	34	—
Focused Large Cap Value Fund	22,879	403	673	123	22,732	2,055	459	100
Growth Fund	9,271	1,582	893	1,044	11,004	160	60	—
Heritage Fund	8,535	—	272	(57)	8,206	311	27	—
Large Cap Equity Fund	22,350	7	1,291	901	21,967	372	599	—
Mid Cap Value Fund	12,141	80	627	138	11,732	719	33	44
Real Estate Fund	7,367	38	275	95	7,225	276	(15)	38
Select Fund	2,634	49	98	269	2,854	20	22	—
Small Cap Dividend Fund	2,501	214	—	(46)	2,669	271	—	13
Small Cap Growth Fund	2,503	88	—	168	2,759	118	—	—
Emerging Markets Debt Fund	7,679	166	725	338	7,458	788	(76)	166
Global Bond Fund	52,820	664	1,820	693	52,357	5,916	(213)	665
	$368,469	$5,043	$14,450	$7,419	$366,481	32,635	$334	$2,478
(1)Underlying fund investments represent Investor Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.